Exhibit 10.4

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (“Agreement”), dated as of the 15th day of May, 2009, is entered by and between Midas Medici Group Holdings Inc., having an address at 445 Park Avenue, 20th Floor, New York, New York 10022 (the “Purchaser”), Mondo Management Corp., a New York corporation (“Seller”), and Mondo Acquisition I, Inc., a Delaware corporation (the “Issuer”).

WITNESSETH THAT:

WHEREAS, Seller owns a total of 1,000,000 shares of Common Stock, par value $.001 (the “Shares”), representing 100% of the issued and outstanding common stock of the Issuer; and

WHEREAS, Purchaser desires to purchase from Seller and Seller desires to sell to Purchaser the Shares on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and mutual covenants set forth below, the parties hereto agree as follows:

1.           PURCHASE AND SALE OF SHARES

1.1           Purchase of Shares.  Subject to the terms and conditions of this Agreement, the Seller shall sell, assign, transfer, and deliver to Purchaser and Purchaser shall purchase, for the purchase price set forth in Section 1.3 hereof, the Shares at the closing provided for in Section 1.4 hereof, free and clear of all liens, charges, or encumbrances of whatsoever nature.

1.2           Transfer of Title to the Shares.  The sale, assignment, conveyance, transfer, and delivery by Seller of the Shares shall be made by delivering to the Purchaser duly endorsed stock certificate(s) representing the Shares upon receipt by the Seller of the Purchase Price.

           1.3           Purchase Price.  The purchase price of the Shares shall be Seventy Five Thousand ($75,000) Dollars (the “Purchase Price”). Seller hereby acknowledges receipt of Twenty Thousand ($20,000). At the Closing the Purchaser shall deliver  Five Thousand ($5,000) Dollars with the balance of the Purchase Price payable  (i) in installments of a minimum of $5,000 every thirty (30) days (the “Monthly Installments”) thereafter until the entire balance is paid in full or  (ii) on the date the Purchaser completes an acquisition.

           1.4           Closing.                        The Closing of the transactions provided for in this Agreement shall take place on or before May 15, 2009 (the “Closing Date”) at 61 Broadway, 32nd Floor, New York, New York, 10006. At the closing, the Issuer shall deliver to Purchaser a balance sheet through the date of the closing.

1.5           Closing Deliverables. At the Closing, the Purchaser shall deliver the sum of $5,000 by wire transfer. The Seller shall deliver a stock certificate evidencing the Shares together with a stock power endorsed in blank, which shall be held in escrow and released to the Purchaser upon receipt by the Seller of the full Purchase Price. The Seller shall also deliver the resignations described in Section 5.4 of this Agreement.

2.           RELATED TRANSACTIONS

           2.1           Finder.                      There are no finders with respect to the transaction contemplated herein.

3.           REPRESENTATIONS AND WARRANTIES BY THE SELLER, PURCHASER AND ISSUER

3.1           The Seller hereby represents and warrants to Purchaser as follows:

(a)           The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the state of New York, and is qualified in no other state.

(b)           This Agreement and any other agreement executed by Seller in connection herewith have been duly executed and delivered by it and constitute the valid, binding and enforceable obligation of Seller, subject to the applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and rights of stockholders.

(c)           Seller has full power and authority to sell and transfer the Shares to Purchaser without obtaining the waiver, consent, order or approval of (i) any state or federal governmental authority or (ii) any third party or other person including, but not limited to, other stockholders of the Issuer.

(d)           Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Certificate of Incorporation or By-Laws of the Seller, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which the Seller is a party to or by which the Seller is bound.

               3.2          The Issuer hereby represents and warrants to the Purchaser as follows:

(a)           The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Issuer has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a material adverse effect on the Issuer.  The Issuer is not in violation of any of the provisions of its Certificate of Incorporation or By-laws.  No consent, approval or agreement of any individual or entity is required to be obtained by the Issuer in connection with the execution and performance by the Issuer of this Agreement or the execution and performance by the Issuer of any agreements, instruments or other obligations entered into in connection with this Agreement.  The Issuer has no subsidiary, and it does not have any equity investment or other interest, direct or indirect, in, or any outstanding loans, advances or guarantees to or on behalf of, any domestic or foreign individual or entity.

(b)           To the best of Issuer’s knowledge, the authorized capital stock of the Issuer consists of 40,000,000 shares of common stock, 1,000,000 of which are validly issued and outstanding, fully paid and non-assessable and 10,000,000 shares of preferred stock, none of which are issued and outstanding, as set forth in the Issuer’s 10-K for the year ended December 31, 2008.  The outstanding shares of common stock of the Issuer are held by only one holder, the Seller.

(c)           Other than as otherwise described herein, the Issuer is not a party to any agreement or understanding pursuant to which any securities of any class of capital stock are to be issued or created or transferred.  The Issuer has not acquired any shares of Common Stock, and has no formal or informal agreements or understandings pursuant to which it can or will acquire any shares of Issuer Common Stock.  The Issuer nor any officer, director or 5% stockholder of the Issuer has any agreements, plans, understandings or proposals, whether formal or informal or whether oral or in writing, pursuant to which it granted or may have issued or granted any individual or entity any convertible security or any interest in the Issuer or the Issuer’s earnings or profits, however defined.  As used in this Agreement, the term “Convertible Securities” shall mean any options, rights, warrants, convertible debt, equity securities or other instrument or agreement upon the exercise or conversion of which or upon the exchange of which or pursuant to the terms of which additional shares of any class of capital stock of the Issuer may be issued.

(d)           There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the Issuer’s best knowledge, threatened against the Issuer or any of its properties or any of its officers or directors (in their capacities as such).  There is no judgment, decree or order against the Issuer that could prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement.  An individual will be deemed to have “best knowledge” of a particular fact or matter if: (a) such individual is actually aware of such fact or other matter; (b) a reasonable individual  could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter; or (c) it relates to any of law. A corporation or entity (other than an individual) will be deemed to have “best knowledge” of a particular fact or other matter if any individual who is serving, or who has at any time served as a director, officer, employee, agent partner, executor, or trustee of such corporation or entity(or in any similar capacity) has, or at any time had, best knowledge of such fact or other matter.

 (e)           There are no material claims, actions, suits, proceedings, inquiries, labor disputes or investigations (whether or not purportedly on behalf of the Issuer) pending or, to the Issuer’s Best Knowledge, threatened against the Issuer or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation.  No bankruptcy, receivership or debtor relief proceedings are pending or, to the best of the Issuer’s knowledge, threatened against the Issuer.

(f)           The Issuer has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign laws, judgment, decree, injunction or order, applicable to it, the conduct of its business, or the ownership or operation of its business.    References in this Agreement to “Laws” shall refer to any laws, rules or regulations of any federal, state or local government or any governmental or quasi-governmental agency, bureau, commission, instrumentality or judicial body (including, without limitation, any federal or state securities law, regulation, rule or administrative order).

(g)           As of the Closing Date, the Issuer has properly filed all tax returns (if any) required to be filed and has paid all taxes shown thereon to be due.  To the Best Knowledge of the Issuer, all tax returns previously filed are true and correct in all material respects.

(h)           The Issuer has no outstanding liabilities or obligations to any party except as reflected on the Issuer’s Form 10-K for the year ended December 31, 2008, other than charges since such date similar to those incurred in past periods and consistent with past practice, all of which will be discharged prior to or at the Closing so that, at the Closing, the Issuer will have no direct, contingent or other obligations of any kind or any commitment or contractual obligations of any kind and description.

(i)           All of the business and financial transactions of the Issuer have been fully and properly reflected in the books and records of the Issuer in all material respects and in accordance with US generally accepted accounting principles consistently applied.

(j)           The Issuer is current with its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  None of the Issuer’s filings made pursuant to the Exchange Act (collectively, the “Issuer SEC Documents”) contain any misstatements of material fact or omit to state a material fact necessary to make the statements made therein not misleading.  The Issuer SEC Documents, as of their respective dates, complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and are available on the Commission’s EDGAR system.  The financial statements included in the Issuer SEC Documents present and reflect, in accordance with generally accepted accounting principles, consistently applied, the financial condition of the Issuer on the balance sheet dates and the results of its operations, cash flows and changes in stockholders’ equity for the periods then ended in accordance with US generally accepted accounting principles, consistently applied.  The accountants who audited the Issuer’s financial statements are independent, within the meaning of the Securities Act and are a member of the PCAOB.  There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Issuer, from that set forth in the Issuer’s Annual Report on Form 10-K for the year ended December 31, 2008.

(k)           The execution and delivery of this Agreement by the Issuer and the Seller and the consummation of the transactions contemplated by this Agreement will not result in any material violation of the Issuer’s certificate of incorporation or by-laws.

(l)           All representations, covenants and warranties of the Issuer and Sellers contained in this Agreement shall be true and correct on and as of the Closing date with the same effect as though the same had been made on and as of such date.

(m)           The Issuer has the corporate power, authority and capacity to carry on its business as presently conducted.

(o)           The Issuer has not had any employees since inception and has not maintained any "employee benefit plans", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(p)           To the Issuer’s best knowledge, the information contained in the Disclosure Memorandum, a copy of which is attached hereto as Exhibit “A” is true and accurate in all material respects.

3.3           The Purchaser represents and warrants to Seller and Issuer as follows:

(a)           Purchaser understands that the Shares have not been registered with the United States Securities and Exchange Commission or any state or foreign securities agencies. The Purchaser acknowledges that the Shares are restricted securities as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “Act”).

(b)           Purchaser has the requisite competence and authority to execute and deliver this Agreement and any other agreements and undertakings referenced herein, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  This Agreement and any other agreements executed by Purchaser in connection herewith have been duly executed and delivered by it and constitute the valid, binding and enforceable obligation of Purchaser, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the rights of stockholders.

(c)           At the time the Purchaser was offered the Shares, it was, at the date hereof it is, and on the Closing it will be, an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.  The Purchaser is not, and is not required to be registered as, a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.

(d)           The Purchaser has consulted its own independent counsel and tax advisor regarding the transactions described herein.  Purchaser is capable of evaluating the merits and risks of its investment in the Issuer and has the capacity to protect its interests.  Purchaser acknowledges that it must bear the economic risk of this investment indefinitely, unless the Shares are subsequently registered pursuant to the Securities Act of 1933, as amended (the “Act”), or an exemption from registration is available.

(e)           Purchaser is not an underwriter and is acquiring the Seller’s Shares for Purchaser’s own account for investment only and not with a view towards distribution thereof within the meaning of the Act, the state securities laws and any other applicable laws.

(f)           Purchaser has the capacity to protect its interests in connection with the transactions contemplated hereby as a result of its business or financial expertise.

           (g)           To the extent that any federal, and/or state securities laws shall require, the Purchaser hereby agrees that any Shares acquired pursuant to this Agreement shall be without preference as to assets.

           (h)           Neither the Issuer nor the Seller is under an obligation to register or seek an exemption under any federal, state or foreign securities acts for any stock of the Issuer or to cause or permit such stock to be transferred in the absence of any registration or exemption and that the Purchaser herein must hold such stock indefinitely unless such stock is subsequently registered under any federal and/or state securities acts or an exemption from registration is available.

           (i)           The Purchaser has had the opportunity to ask questions of the Issuer and the Seller and receive additional information from the Issuer and the Seller to the extent that the Issuer and the Seller possessed such information or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any investment in the Issuer.  Further, the Purchaser has been given or has had access to: (1) all material books and records of the Issuer; (2) all material contracts and documents relating to the Issuer and this proposed transaction set forth on Exhibit A; and (3) an opportunity to question the Seller and the appropriate executive officers of the Issuer.

(j)           The Purchaser understands that the Certificates representing the Shares delivered pursuant to this Agreement are subject to certain trading restrictions imposed under Rule 144 promulgated under the Act. A copy of Rule 144 as currently adopted by the SEC is attached hereto as Exhibit “B.”

4.           SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

           4.1           Survival of Representations.  All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party for a period not to exceed 180 days; provided, however that any claims or actions with respect to the representation and warranties contained in Sections 3.2(f),(g) and (o) shall survive for periods conterminous with any applicable states of limitations.

4.2           Indemnification.  The Seller agrees to indemnify the Purchaser, and hold it harmless from and in respect of any assessment, loss, damage, liability, cost and expense (including, without limitation, interest, penalties, and reasonable attorneys’ fees) up to $75,000 in the aggregate, imposed upon or incurred by the Purchaser resulting from a breach of any agreement, representation, or warranty of the Seller if the claim is brought within six (6) months of Closing, provided, however, that any claim with respect to the representation and warranties contained in Sections 3.2(f),(g) and (o) may be made at any time.  Assertion by the Purchaser to their right to indemnification under this Section 4.2 shall not preclude assertion by the Purchaser of any other rights or the seeking of any other remedies against the Seller.

5.           MISCELLANEOUS

5.1           Expenses.  All fees and expenses incurred by the Purchaser and Seller in connection with the transactions contemplated by this Agreement shall be borne by the respective parties hereto.

           5.2           Further Assurances.  From time to time, at the Purchaser’s request and without further consideration, the Seller, will execute and transfer such documents and will take such action as the Purchaser may reasonably request in order to effectively consummate the transactions contemplated herein.

           5.3           Parties in Interest.  All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the prospective heirs, beneficiaries, representatives, successors and assigns of the parties hereto.

              5.4      Resignation as Officer/Director.

  On the Closing Date:

(a)              Each of Jeffrey Fessler and Richard Friedman shall resign as officers and directors of the Company and Darrin O’Ocasio shall tender his resignation as a Director dated as of a date 10 days after the Closing Date.

                 (b)               Nana Baffour shall be appointed as President and Director, Frank Asante-Kissi shall be appointed as Vice President and Johnson M. Kachidza shall be appointed as Secretary. An Information Statement in connection with the intended appointment of Mr. Kachidza to the Issuer’s Board of Directors shall thereafter be filed with the Securities and Exchange Commission and mailed to stockholders of the Issuer pursuant to Section 14(f) of the Exchange Act and Rule 14(f)(1) thereunder.

5.5           Prior Agreements; Amendments.  This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.  This Agreement shall not be amended except by a writing signed by both parties or their respective successors or assigns.

5.6           Headings.  The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

5.7           Governing Law.  The situs of this Agreement is New York, New York, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the state of New York.

5.8           Notices.  All notices, requests, demands, and other communication hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

If to the Seller:
Mondo Management Corp.
61 Broadway, 32nd Floor
New York, New York, 10006
Attn: Darrin Ocasio, Esq.

If to the Purchaser:
Midas Medici Group Holdings Inc.
445 Park Avenue, 20th Floor
New York, New York 10022

If to the Issuer:
Mondo Acquisition I, Inc.
61 Broadway, 32nd Floor
New York, New York, 10006
Attn: Jeffrey J. Fessler, Esq.

5.9           Effect.  In the event any portion of this Agreement is deemed to be null and void under any state, provincial, or federal law, all other portions and provisions not deemed void or voidable shall be given full force and effect.

5.10         Counterparts.  This Agreement may be executed in one or more counterparts and by transmission of a facsimile or digital image containing the signature of an authorized person, each of which shall be deemed and accepted as an original, and all of which together shall constitute a single instrument.  Each party represents and warrants that the person executing on behalf of such party has been duly authorized to execute this Agreement.

 (signature page follows)

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Seller, the Purchaser and the Issuer on the date first written above.

SELLER:

MONDO MANAGEMENT CORP.

/s/ Darrin M. Ocasio___________________
By:  Darrin M. Ocasio
Its:  President

 ISSUER:

MONDO ACQUISITION I, INC.

/s/ Jeffrey J. Fessler____________________
By:  Jeffrey J. Fessler
Its:  President

PURCHASER:

MIDAS MEDICI GROUP HOLDINGS INC.

/s/ Nana Baffour_______________________
By: Nana Baffour
Its: President

Exhibit A

MONDO ACQUISITION I, INC.
Due Diligence Memorandum

Set forth below is a list of documents and information in connection with the proposed acquisition of Mondo Acquisition I, Inc. "MONDO".

1.            Corporate Records.

1.1
Articles of Incorporation, as amended to date, of MONDO; any additional filings with the Secretary of State of any state; and any certificates qualifying MONDO to do business in a state other than its state of incorporation. Articles of Incorporation, as amended to date, attached as Exhibit A.

1.2         Bylaws of MONDO as currently in effect. Attached as Exhibit B.

1.3	Minutes of all meetings and written consents of the Board of Directors and shareholders and any committees of the Board of Directors of MONDO for the past three years. Attached as Exhibit C.

1.4         A current list of shareholders. Attached as Exhibit D.

1.5         Listing of shareholders owning more than 5% of MONDO. Please refer to Exhibit D.

1.6.	Any reports from auditors or attorneys to the Board of Directors reflecting upon internal corporate controls. None

1.7	Any reports to the Board of Directors regarding illegal payments or questionable activities. None

1.8
Copies of all correspondence between MONDO and any state and federal regulatory agencies including, but not limited to, the EPA, the IRS, the SEC, Department of Labor, any other agencies regarding any problems or potential problems with MONDO and any of its subsidiaries as it may relate to tax problems, hazardous waste problems, labor disputes, litigation, etc. None

2.            Governmental Regulations and Filings.

2.1	All material governmental permits, licenses, patents and patent applications of MONDO and/or evidence that any such items have been properly transferred or assigned to another entity. None

2.2
Copies of all federal, state, local and other tax returns and reports filed by or on behalf of MONDO, or copies of such extensions of time within which to file such reports as have been obtained, for the last three fiscal years, and any prior years that remain open and subject to adjustment, audit or review by the Internal Revenue Service or any state or local taxing authority, and copies of all correspondence pertaining thereto. Attached as Exhibit E

2.3
 All information related to any Internal Revenue Service audit of any return or report filed by and on behalf of MONDO for the last three fiscal years and pending audits for any prior periods that could affect the tax liability, credits or other tax attributes of MONDO. None

2.4
For state franchise or similar tax liabilities of MONDO, a schedule setting forth, for each state in which such payments were made, the most recent period for which a franchise tax or similar tax payment was made and the date on which such payment is due and payable each year. Attached as Exhibit F

2.5	Any tax-sharing agreement and any tax-related agreement with any governmental authority or agency. None

2.6	Copies of all communications between MONDO and the Securities and Exchange

Commission for the past two years. None

2.7	Copies of all filings by MONDO with state securities agencies and copies of all communications between MONDO and such agencies, in each, for the three most recently ended fiscal years. None

2.8	Copies of all filings by MONDO with any stock exchange, or with NASDAQ, and copies of all communications between MONDO and such entities, in each, for the three most recently ended fiscal years. None

3.            Financings.

3.1
 All documents, instruments and agreements evidencing borrowings, whether secured or unsecured, by MONDO, including, without limitation, loan and credit agreements, promissory notes, debentures and other evidences of indebtedness and all guarantees; as well as any document indicating that these items have been transferred or assumed and that MONDO has been relieved of its legal responsibility. None

3.2	All documents and agreements evidencing other material financing arrangements, including, without limitation, sale and leaseback arrangements and installment purchases. None

3.3
 All documents, instruments and agreements relating to the sale of securities by MONDO, including, without limitation, equity purchase agreements, underwriting agreements, private placement memoranda and the like. None

4.            Material Agreements.

4.1	All active joint venture and partnership agreements to which MONDO is a party. None

4.2	All leases of real property and all leases of any substantial amount of personal property to which MONDO is a party, either as lessor or lessee. None

4.3	All material service, sale, agency, distribution or advertising contracts to which MONDO is a party and may be contractually liable. None

4.4	All material agreements encumbering real or personal property owned by MONDO, including, without limitation, all mortgages, deeds of trust and security agreements. None

4.5	All written employment agreements, management service agreements, consulting agreements and similar contracts to which MONDO is a party. None

4.6	Any collective bargaining agreements to which MONDO is a party.None

4.7	All contracts relating to MONDO'S securities to which MONDO is a party, including, without limitation, warrant agreements, stock option plans and forms of stock option agreements. None

4.8	All significant documents relating to any acquisitions or dispositions by MONDO within the last two years. None

4.9
All contracts or agreements with or pertaining to MONDO and to which any of the directors, officers or beneficial owners of more than 5% of the common stock of MONDO or the affiliates of MONDO is a party. None

4.10	All documents relating to any other transactions between MONDO and any director, officer or beneficial owner of more than 5% of the common stock of MONDO or any other affiliate of MONDO. None

4.11	All documents pertaining to any receivables from or payables to directors, officers of beneficial owners of more than 5% of the common stock of MONDO or affiliates of MONDO. None

4.12	A description of any default in any agreement to which MONDO or any of its subsidiaries is a party. None

4.13	All other material agreements to which MONDO is a party, including material government contracts. Attached as Exhibit G

4.14	Copies of any environmental audits applicable to operations of MONDO.None

5.           Miscellaneous.

5.1
Copies of bonus, retirement, profit sharing, incentive compensation, pension, group health and life insurance plans and other employee benefit plans or agreements of MONDO, or documentation indicating that these items have been transferred or assumed and that MONDO has been relieved of its legal responsibility. None

5.2	A schedule of all litigation, administrative proceedings or governmental investigations or inquiries, pending or threatened, affecting MONDO. None

5.3	All letters from MONDO'S attorneys to MONDO'S independent public accountants in the past three years regarding litigation in which MONDO is or may be involved. None

5.4	All consent decrees, judgments, other decrees or orders, settlement agreements and other agreements to which MONDO is a party or is bound that require or prohibit any future activities. None

5.5	A list of all of the officers and directors of MONDO.Attached as Exhibit H

5.6	Any appraisals or fairness opinions, independent or otherwise, made during the last three years as to the value of MONDO or any property thereof. None

5.7	A list of all contingent or unasserted claims or liabilities of or against MONDO and any of its subsidiaries not listed in their financial statements. None

5.8	The tax id number of MONDO.37-1532843

5.9	The cusip number of MONDO.60921A107

Exhibit A – Articles of Incorporation
Exhibit B – Bylaws
Exhibit C- Minutes and Resolutions
Exhibit D- List of Shareholders
Exhibit E – Tax Returns
Exhibit F – Schedule of franchise taxes
Exhibit G – List of Material Agreements
Exhibit H- List of Officers and Directors

Exhibit D

List of Shareholders

Mondo Management Corp. 1,000 shares of Common Stock

Exhibit D

List of Officers and Directors

Officers:	Jeffrey J. Fessler, President

Richard A. Friedman, Secretary

Directors:	Darrin M. Ocasio

Jeffrey Fessler

Richard Friedman

:

Exhibit G

List of Material Agreements

Engagement Letter with Russell Bedford

Exhibit A

Articles of Incorporation

Delaware  PAGE 1

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "MONDO ACQUISITION I, INC. " FILED IN THIS OFFICE ON THE THIRTIETH DAY OF OCTOBER, A.D. 2006, AT 5:14 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

State of Delaware
Secretary of State
Divisions of Corporations
Delivered 06:13 PM 10/30/2006
FILED 05:14 PM 10/30/2006
SRV 060995686- 4243289 FILE

CERTIFICATE OF INCORPORATION

OF

MONDO ACQUISITION I, INC.
____________

The undersigned, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

FIRST: The name of the corporation (hereinafter called the "Corporation") is  Mondo Acquisition I, Inc.
SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

THIRD: The nature of the business and the pur-poses to be conducted and promoted by the Corporation are as follows:

To conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total authorized capital stock of the Corporation shall be 50,000,000 shares consisting of 40,000,000 shares of Common Stock, par value $0.001 per share and 10,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

FIFTH: The name and the mailing address of the in-corporator are as follows:

NAME	MAILINGADDRESS

Stephen A. Cohen	Sichenzia Ross Friedman Ference LLP 1065 Avenue of the Americas, 21st Floor New York, New York 10018

SIXTH: The Corporation is to have perpetual existence.

SEVENTH: The bylaws of the Corporation may be made, altered, amended, changed, added to, or repealed by the board of directors of the Corporation without the assent or vote of the stockholders.
EIGHT: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Sec. 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

NINTH: The Corporation shall, to the fullest extent permitted by the provisions of Sec. 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemni-fication provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capaci-ty while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, execu-tors, and administrators of such person.

TENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stock-holders of the Corporation by this certificate of incorpora-tion are granted subject to the provisions of this Article TENTH.

Signed on October 27, 2006	By:	/s/ Stephen A. Cohen
Stephen A. Cohen
Incorporator

Exhibit B

Bylaws

BY-LAWS

OF
MONDO ACQUISITION I, INC.
(hereinafter called the "Corporation")

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

ARTICLE II

MEETING OF STOCKHOLDERS

Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Annual Meetings. The Annual Meetings of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the Annual Meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

Section 3. Special Meetings. Unless otherwise prescribed by law or by the Certificate of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called by either (i) the Chairman, if there be one, or (ii) the President, (iii) any Vice President, if there be one, (iv) the Secretary, or (v) any Assistant Secretary, if there be one, and shall be called by any such officer at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders owning a majority of the capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, of the time and place of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

Section 5. Voting. Unless otherwise required by law, the Certificate of Incorporation or these By-Laws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. Each stockholder represented at a meeting of shareholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 6. Consent of Stockholders in Lieu of Meeting Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The written consents shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which the proceedings are recorded. Delivery to the registered officer shall be by hand or certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shill be given to those stockholders who have not consented in writing.

Section 7. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

Section 8. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 7 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

ARTICLE III
DIRECTORS

Section I. Number and Election of Directors. The Board of Directors shall consist of one or more members, the exact number of which shall initially be fixed by the Incorporator and thereafter from time to time by the Board of Directors. Except as provided in Section 2 of this Article, directors shall be elected by a plurality of the votes cast at Annual Meetings of Stockholders, and each director so elected shall hold office until the next Annual Meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal. Any director may resign at any time upon written notice to the Corporation. Directors need not be stockholders.

Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier resignation or removal.

Section 3. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

Section 4. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, or any one (1) director. Notice thereof stating the place, date and hour of the meetings shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.
Section 5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these By-Laws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 6. Actions of Board. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 7. Meetings by Means of Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to the Section 7 shall constitute presence in person at such meeting.

Section 8. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

Section 9. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid for attendance at each meeting of the Board of Directors or a stated annual salary as director. Compensation may also consist of such options, warrants rights, shares of capital stock or any other form of remuneration approved by the Board of Directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement of expenses for attending committee meetings.

Section 10. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or their committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IV
OFFICERS

Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President and a Secretary. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director), Treasurer and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

Section 2. Election. The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon an-other person or persons.

Section 4. Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. He shall be the Chief Executive Officer of the Corporation, and except where by law the signature of the President is required, the Chairman of the Board of Directors shall "possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

Section 5. President. The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these By-Laws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. If there be no Chairman of the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

Section 6. Vice-Presidents. At the request of the President or in his absence or in the event of his inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice-President or the Vice-Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice-President shall perform such other-duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice-President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any' other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by Law to be kept or filed are properly kept or filed, as the case may be.

Section 8. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render unto the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.
Section 9. Assistant Secretaries. Except as may be otherwise provided in these By-Laws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice-President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 10. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice-President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V
STOCK

Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board of Directors, the President or a Vice-President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

Section 2. Signatures. Any or all of the signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

Section 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 6. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI
NOTICES

Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.

Section 2. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VII
GENERAL PROVISIONS

Section I. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII
INDEMNIFICATION AND DIRECTORS' LIABILITY

Section 1. Indemnification of Directors and Officers. The Corporation shall be required, to the fullest extent authorized by Section 145 of the General Corporation Law of the State of Delaware (the "GCL"), as the same may be amended and supplemented, to indemnify any and all directors and officers of the Corporation.

ARTICLE IX
AMENDMENTS
Section 1. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice' of such meeting of stockholders or Board of Directors, as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

Section 2. Entire Board of Directors. As used in this Article IX and in these By-Laws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.

Exhibit C

Minutes and Resolutions

UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS OF
MONDO ACQUISITION I, INC.

Pursuant to Sections 141 and 228 of the

General Corporation Law of the State of Delaware

The undersigned, being all the Directors of Mondo Acquisition I, Inc. (the "Corporation"), pursuant to Section 141 of the General Corporation Law of the State of Delaware, do hereby consent to the adoption of, and hereby approve and adopt, the following resolutions effective as of August 15, 2008.

RESOLVED, that the Corporation effect a repayment of capital, whereby each stockholder of record on August 12, 2008 will receive $10,000 of their paid-in-capital investment.

RESOLVED, that the the President, the Secretary, and the Director of the Corporation (collectively, the "Authorized Officers") be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Corporation to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability.

RESOLVED, that the action taken by this consent shall have the same force and effect as if taken at a meeting of the Board of Directors of the Corporation, duly called.

IN WITNESS WHEREOF, the undersigned, being all the directors of the Corporation, consent hereto in writing as of August 15, 2008 and direct that this instrument be filed with the minutes of proceedings of the Board of Directors of the Corporation.

/s/ Jeffrey J. Fessler
Jeffrey J. Fessler, President and Director

/s/ Richard A. Friedman
Richard A. Friedman, Secretary and Director

/s/ Darrin M. Ocasio
Darrin M. Ocasio, Director

ACTION BY SOLE INCORPORATOR IN LIEU OF ORGANIZATIONAL

MEETING OF SOLE INCORPORATOR

OF

MONDO ACQUISITION L INC.

(a Delaware corporation)

The undersigned, being the sole incorporator of Mondo Acquisition I, Inc., a Delaware corporation (the "Corporation"), pursuant to Section 108(c) of the General Corporation Law of the State of Delaware, does hereby consent to the taking of the following action without a meeting and does hereby adopt the following resolutions:

RESOLVED, that the form of By-Laws for the regulation of the affairs of the Corporation, a copy of which is attached hereto as Exhibit A, hereby is adopted as the By-Laws of the Corporation.

RESOLVED, that it is hereby directed that this instrument, signed by the sole incorporator, be filed in the minute book of the Corporation and that a copy of the Certificate of Incorporation of the Corporation, certified by the Secretary of State of the State of Delaware as being a true and correct copy of said Certificate of Incorporation as filed with said Secretary, be inserted in the minute book of the Corporation preceding this instrument;

RESOLVED, that each of the following persons hereby are elected as the directors of the Corporation, to hold office until the first annual meeting of the stockholders of the Corporation and until their successors are duly elected and qualified.

                      Darrin M. Ocasio
                      Richard A. Friedman
                      Jeffrey J. Fessler

RESOLVED, that the powers and duties of the undersigned sole incorporator be, and they hereby are, terminated.

Dated: November 16, 2006	By:	/s/ Stephen A. Cohen
Stephen A. Cohen, Incorporator

UNANIMOUS WRITTEN CONSENT OF THE DIRECTORS

OF

MONDO ACQUISITION I, INC.

(a Delaware Corporation)

The undersigned, being the all of the directors of Mondo Acquisition I, Inc. (the "Corporation") hereby adopt the following resolutions by signing this unanimous written consent thereto pursuant to the provisions of Section 141 of the Delaware General Corporation Law, effective as of the 16th day of November, 2006.

RESOLVED, that all of the acts taken and actions adopted by the Sole Incorporator are hereby ratified and adopted; and it is further

RESOLVED, that the Bylaws of the Corporation for the regulation of the business and affairs of the Corporation, which have been presented to, reviewed and signed by the Director of the Corporation, shall be, and hereby are, adopted and approved as the Bylaws of the Corporation and such Bylaws shall be inserted in the minute book of the Corporation; and it is further

RESOLVED, that the following persons be, and they hereby are, appointed officers of the Corporation to serve in accordance with the By-Laws of the Corporation until the meeting of the directors of the Corporation following the next annual meeting of shareholders of the Corporation and until their successors are appointed or elected and qualify:

Office	Name

President	Jeffrey J. Fessler
Secretary	Richard A. Friedman

and it is further

RESOLVED, that the form of seal submitted is hereby adopted as and for the corporate seal of the Corporation, and the Secretary is hereby instructed to make an impression thereof on the margin of this Consent; and it is further

RESOLVED, that the Corporation accept the subscription of the below named persons, to purchase shares of the Corporation's Common Stock, $.001 par value per share, at the purchase price indicated below; and the officers of the Corporation be, and each hereby are, authorized upon receipt of the Purchase Price indicated below, in the name of and on behalf of the Corporation, to issue to the below persons, stock certificates evidencing ownership of such shares of the Corporation's Common Stock, $.001 par value, as fully paid and nonassessable, and to do such other and further acts as may be necessary or appropriate to conclude the subscription for the shares of the Corporation authorized herein; and it is further

Shareholder Name	Number of Shares	Purchase Price
Mondo Management Corp.	1,000,000	$1,000.00

RESOLVED, that any of the President, any Vice President, the Treasurer or any Assistant Treasurer and either of the Secretary or any Assistant Secretary of the Corporation be, and hereby are, authorized and empowered to designate any bank or banks as depository or depositories for the Corporation, and any depository so designated is authorized to accept for deposit and collection in accordance with its terms and conditions, then, or at any time thereafter, in effect for the credit of the Corporation, any and all checks, drafts, notes and other negotiable instruments when endorsed in the name of the Corporation in writing, by rubber stamp or otherwise, with or without a designation of the party making such endorsement, and such officers are further authorized and empowered from time to time to designate the person or persons who may sign either manually or by facsimile in the name of this Corporation, checks, drafts, notes and other orders for the payment of moneys drawn upon such account or accounts in any bank or banks; and that the Secretary or any Assistant Secretary be, and each hereby is, authorized and directed to certify as resolutions of this Board any and all printed forms of banking resolutions completed in accordance with this resolution as such depository shall request, all such resolutions being hereby adopted, ratified, and confirmed and the Secretary or any Assistant Secretary is directed to include in the minute books of the Corporation copies of all such printed fauns of bank resolutions, as so certified; and it is further

RESOLVED, that the appropriate officers of the Corporation are hereby authorized and directed to take any and all action and to execute and deliver any and all instruments required to consummate all of the transactions contemplated by the foregoing resolutions.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of November 2006.

/s/ Richard A. Friedman
Richard A. Friedman

/s/ Darrin M. Ocasio
Darrin M. Ocasio

/s/ Jeffrey J. Fessler
Jeffrey J. Fessler

UNANIMOUS WRITTEN CONSENT OF THE DIRECTORS

OF

MONDO ACQUISITION I, INC.

(a Delaware Corporation)

The undersigned, being the all of the directors of Mondo Acquisition I, Inc. the "Corporation") hereby adopt the following resolutions by signing this unanimous written consent thereto pursuant to the provisions of Section 141 of the Delaware General Corporation Law, effective as of the 1 siday of May, 2007.

RESOLVED, that the Board of Directors approve and direct that the Company prepare and file a Form 10-SB Form for Registration of Securities under Section 12(g) of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, registering the shares of common stock of the Corporation;

RESOLVED, that the appropriate corporate officers be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Company to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability.

RESOLVED, that the action taken by this consent shall have the same force and effect as if taken at a meeting of the Board of Directors of the Corporation, duly called.

RESOLVED, that this consent may be signed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 1st day of May 2007.

/s/ Darrin M. Ocasio
Darrin M. Ocasio

/s/ Jeffrey J. Fessler
Jeffrey J. Fessler

/s/ Richard A. Friedman
Richard A. Friedman

Exhibit D

List of Shareholders

Mondo Management Corp. 1,000 shares of Common Stock

Exhibit F
Schedule of Franchise Taxes

State	Most recent period for which franchise tax or similar tax payment was made	Date on which such payment is due and payable each year
Delaware	Year ending December 31, 2008	March 1

Exhibit G
List of Material Agreements

Engagement Letter with Russell Bedford

Exhibit H
List of Officers and Directors

Officers:	Jeffrey J. Fessler, President

Richard A. Friedman, Secretary

Directors:	Darrin M. Ocasio

Jeffrey Fessler

Richard Friedman

Exhibit B

Rule 144 -- Persons Deemed Not to Be Engaged in a Distribution and Therefore Not Underwriters

Preliminary Note to Rule 144

Certain basic principles are essential to an understanding of the registration requirements in the Securities Act of 1933 (the Act or the Securities Act) and the purposes underlying Rule 144:

Certain basic principles are essential to an understanding of the requirement of registration in the Act:

1.	If any person sells a non-exempt security to any other person, the sale must be registered unless an exemption can be found for the transaction.

2.
Section 4(1) of the Securities Act provides one such exemption for a transaction "by a person other than an issuer, underwriter, or dealer." Therefore, an understanding of the term "underwriter" is important in determining whether or not the Section 4(1) exemption from registration is available for the sale of the securities.

The term "underwriter" is broadly defined in Section 2(a)(11) of the Securities Act to mean any person who has purchased from an issuer with a view to, or offers or sells for an issuer in connection with, the distribution of any security, or participates, or has a direct or indirect participation in any such undertaking, or participates or has a participation in the direct or indirect underwriting of any such undertaking. The interpretation of this definition traditionally has focused on the words "with a view to" in the phrase "purchased from an issuer with a view to * * *distribution." An investment banking firm which arranges with an issuer for the public sale of its securities is clearly an "underwriter" under that section. However, individual investors who are not professionals in the securities business also may be "underwriters" if they act as links in a chain of transactions through which securities move from an issuer to the public.

Since it is difficult to ascertain the mental state of the purchaser at the time of an acquisition of securities, prior to and since the adoption of Rule 144, subsequent acts and circumstances have been considered to determine whether the purchaser took the securities with a view to distribution" at the time of the acquisition. Emphasis has been placed on factors such as the length of time the person held the securities and whether there has been an unforeseeable change in circumstances of the holder. Experience has shown, however, that reliance upon such factors alone has led to uncertainty in the application of the registration provisions of the Act.

The Commission adopted Rule 144 to establish specific criteria for determining whether a person is not engaged in a distribution. Rule 144 creates a safe harbor from the Section 2(a)(11) definition of "underwriter." A person satisfying the applicable conditions of the Rule 144 safe harbor is deemed not to be engaged in a distribution of the securities and therefore not an underwriter of the securities for purposes of Section 2(a)(11). Therefore, such a person is deemed not to be an underwriter when determining whether a sale is eligible for the Section 4(1) exemption for "transactions by any person other than an issuer, underwriter, or dealer." If a sale of securities complies with all of the applicable conditions of Rule 144:

1.	Any affiliate or other person who sells restricted securities will be deemed not to be engaged in a distribution and therefore not an underwriter for that transaction;

2.
Any person who sells restricted or other securities on behalf of an affiliate of the issuer will be deemed not to be engaged in a distribution and therefore not an underwriter for that transaction; and

3.	The purchaser in such transaction will receive securities that are not restricted securities.

Rule 144 is not an exclusive safe harbor. A person who does not meet all of the applicable conditions of Rule 144 still may claim any other available exemption under the Act for the sale of the securities. The Rule 144 safe harbor is not available to any person with respect to any transaction or series of transactions that, although in technical compliance with Rule 144, is part of a plan or scheme to evade the registration requirements of the Act.

a. Definitions. The following definitions shall apply for the purposes of this rule.

1.	An affiliate of an issuer is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such issuer.

2.	The term person when used with reference to a person for whose account securities are to be sold in reliance upon this rule includes, in addition to such person, all of the following persons:

i.	Any relative or spouse of such person, or any relative of such spouse, any one of whom has the same home as such person;

ii.
Any trust or estate in which such person or any of the persons specified in paragraph (a)(2)(i) of this section collectively own ten percent or more of the total beneficial interest or of which any of such persons serve as trustee, executor or in any similar capacity; and

iii.
Any corporation or other organization (other than the issuer) in which such person or any of the persons specified in paragraph (a)(2)(i) of this section are the beneficial owners collectively of ten percent or more of any class of equity securities or ten percent or more of the equity interest.

3.	The term restricted securities means:

i.	Securities acquired directly or indirectly from the issuer, or from an affiliate of the issuer, in a transaction or chain of transactions not involving any public offering;

ii.	Securities acquired from the issuer that are subject to the resale limitations of Rule 502(d) under Regulation D or Rule 701(c);

iii.	Securities acquired in a transaction or chain of transactions meeting the requirements of Rule 144A;

iv.	Securities acquired from the issuer in a transaction subject to the conditions of Regulation CE;

v.
Equity securities of domestic issuers acquired in a transaction or chain of transactions subject to the conditions of Rule 901 or Rule 903 under Regulation S (Rules 901 through 905 and Preliminary Notes);

vi.
Securities acquired in a transaction made under Rule 230.801 to the same extent and proportion that the securities held by the security holder of the class with respect to which the rights offering was made were, as of the record date for the rights offering, "restricted securities" within the meaning of this paragraph (a)(3);

vii.
Securities acquired in a transaction made under Rule 230.802 to the same extent and proportion that the securities that were tendered or exchanged in the exchange offer or business combination were "restricted securities" within the meaning of this paragraph (a)(3); and

viii.	Securities acquired from the issuer in a transaction subject to an exemption under section 4(6) of the Act.

4.	The term debt securities means:

i.	Any security other than an equity security as defined in Rule 230.405;

ii.
Non-participatory preferred stock, which is defined as non-convertible capital stock, the holders of which are entitled to a preference in payment of dividends and in distribution of assets on liquidation, dissolution, or winding up of the issuer, but are not entitled to participate in residual earnings or assets of the issuer; and

iii.	Asset-backed securities, as defined in Rule 229.1101 of this chapter.

b. Conditions to Be Met. Subject to paragraph (i) of this section, the following conditions must be met:

1.	Non-Affiliates.

i.
If the issuer of the securities is, and has been for a period of at least 90 days immediately before the sale, subject to the reporting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934 (the Exchange Act), any person who is not an affiliate of the issuer at the time of the sale, and has not been an affiliate during the preceding three months, who sells restricted securities of the issuer for his or her own account shall be deemed not to be an underwriter of those securities within the meaning of section 2(a)(11) of the Act if all of the conditions of paragraphs (c)(1) and (d) of this section are met. The requirements of paragraph (c)(1) of this section shall not apply to restricted securities sold for the account of a person who is not an affiliate of the issuer at the time of the sale and has not been an affiliate during the preceding three months, provided a period of one year has elapsed since the later of the date the securities were acquired from the issuer or from an affiliate of the issuer.

ii.
If the issuer of the securities is not, or has not been for a period of at least 90 days immediately before the sale, subject to the reporting requirements of section 13 or 15(d) of the Exchange Act, any person who is not an affiliate of the issuer at the time of the sale, and has not been an affiliate during the preceding three months, who sells restricted securities of the issuer for his or her own account shall be deemed not to be an underwriter of those securities within the meaning of section 2(a)(11) of the Act if the condition of paragraph (d) of this section is met.

2.
Affiliates or persons selling on behalf of affiliates. Any affiliate of the issuer, or any person who was an affiliate at any time during the 90 days immediately before the sale, who sells restricted securities, or any person who sells restricted or any other securities for the account of an affiliate of the issuer of such securities, or any person who sells restricted or any other securities for the account of a person who was an affiliate at any time during the 90 days immediately before the sale, shall be deemed not to be an underwriter of those securities within the meaning of section 2(a)(11) of the Act if all of the conditions of this section are met.

c. Current Public Information. Adequate current public information with respect to the issuer of the securities must be available. Such information will be deemed to be available only if the applicable condition set forth in this paragraph is met:

1.	Reporting Issuers. The issuer is, and has been for a period of at least 90 days immediately before the sale, subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has:

i.
Filed all required reports under section 13 or 15(d) of the Exchange Act, as applicable, during the 12 months preceding such sale (or for such shorter period that the issuer was required to file such reports), other than Form 8-K reports; and

ii.
Submitted electronically and posted on its corporate Web site, if any, every Interactive Data File (0 232.11 of this chapter) required to be submitted and posted pursuant to Rule 405 of Regulation S-T, during the 12 months preceding such sale (or for such shorter period that the issuer was required to submit and post such files); or

2.
Non-reporting Issuers. If the issuer is not subject to the reporting requirements of section 13 or 15(d) of the Exchange Act, there is publicly available the information concerning the issuer specified in paragraphs (a)(5)(i) to (xiv), inclusive, and paragraph (a)(5)(xvi) of Rule 240.15c2-11 of this chapter, or, if the issuer is an insurance company, the information specified in section 12(g)(2)(G)(i) of the Exchange Act.

Note to Rule 230.144(c)
With respect to paragraph (c)(1), the person can rely upon:

1. A statement in whichever is the most recent report, quarterly or annual, required to be filed and filed by the issuer that such issuer has:

a.
Filed all reports required under section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), other than Form 8-K reports (0 249.308 of this chapter), and has been subject to such filing requirements for the past 90 days; and

b.
Submitted electronically and posted on its corporate Web site, if any, every Interactive Data File (0 232.11 of this chapter) required to be submitted and posted pursuant to Rule 405 of Regulation S-T (A 232.405 of this chapter), during the preceding 12 months (or for such shorter period that the issuer was required to submit and post such files); or

2. A written statement from the issuer that it has complied with such reporting, submission or posting requirements.

3. Neither type of statement may be relied upon, however, if the person knows or has reason to believe that the issuer has not complied with such requirements.

d. Holding Period for Restricted Securities. If the securities sold are restricted securities, the following provisions apply:

1. General Rule.

i.
If the issuer of the securities is, and has been for a period of at least 90 days immediately before the sale, subject to the reporting requirements of section 13 or 15(d) of the Exchange Act, a minimum of six months must elapse between the later of the date of the acquisition of the securities from the issuer, or from an affiliate of the issuer, and any resale of such securities in reliance on this section for the account of either the acquiror or any subsequent holder of those securities.

ii.
If the issuer of the securities is not, or has not been for a period of at least 90 days immediately before the sale, subject to the reporting requirements of section 13 or 15(d) of the Exchange Act, a minimum of one year must elapse between the later of the date of the acquisition of the securities from the issuer, or from an affiliate of the issuer, and any resale of such securities in reliance on this section for the account of either the acquiror or any subsequent holder of those securities.

iii.
If the acquiror takes the securities by purchase, the holding period shall not begin until the full purchase price or other consideration is paid or given by the person acquiring the securities from the issuer or from an affiliate of the issuer.

2.
Promissory Notes, Other Obligations or Installment Contracts. Giving the issuer or affiliate of the issuer from whom the securities were purchased a promissory note or other obligation to pay the purchase price, or entering into an installment purchase contract with such seller, shall not be deemed full payment of the purchase price unless the promissory note, obligation or contract:

i.	provides for full recourse against the purchaser of the securities;

ii.	is secured by collateral, other than the securities purchased, having a fair market value at least equal to the purchase price of the securities purchased; and

iii.	shall have been discharged by payment in full prior to the sale of the securities.

3.	Determination of Holding Period. The following provisions shall apply for the purpose of determining the period securities have been held:

i.
Stock Dividends, Splits and Recapitalizations. Securities acquired from the issuer as a dividend or pursuant to a stock split, reverse split or recapitalization shall be deemed to have been acquired at the same time as the securities on which the dividend or, if more than one, the initial dividend was paid, the securities involved in the split or reverse split, or the securities surrendered in connection with the recapitalization.

ii.
Conversions and exchanges. If the securities sold were acquired from the issuer solely in exchange for other securities of the same issuer, the newly acquired securities shall be deemed to have been acquired at the same time as the securities surrendered for conversion or exchange, even if the securities surrendered were not convertible or exchangeable by their terms.

Note to Rule 230.144(d)(3)(ii). If the surrendered securities originally did not provide for cashless conversion or exchange by their terms and the holder provided consideration, other than solely securities of the same issuer, in connection with the amendment of the surrendered securities to permit cashless conversion or exchange, then the newly acquired securities shall be deemed to have been acquired at the same time as such amendment to the surrendered securities, so long as, in the conversion or exchange, the securities sold were acquired from the issuer solely in exchange for other securities of the same issuer.

iii.
Contingent Issuance of Securities. Securities acquired as a contingent payment of the purchase price of an equity interest in a business, or the assets of a business, sold to the issuer or an affiliate of the issuer shall be deemed to have been acquired at the time of such sale if the issuer or affiliate was then committed to issue the securities subject only to conditions other than the payment of further consideration for such securities. An agreement entered into in connection with any such purchase to remain in the employment of, or not to compete with, the issuer or affiliate or the rendering of services pursuant to such agreement shall not be deemed to be the payment of further consideration for such securities.

iv.
Pledged Securities. Securities which are bona fide pledged by an affiliate of the issuer when sold by the pledgee, or by a purchaser, after a default in the obligation secured by the pledge, shall be deemed to have been acquired when they were acquired by the pledgor, except that if the securities were pledged without recourse they shall be deemed to have been acquired by the pledgee at the time of the pledge or by the purchaser at the time of purchase.

v.	Gifts of Securities. Securities acquired from an affiliate of the issuer by gift shall be deemed to have been acquired by the donee when they were acquired by the donor;

vi.
Trusts. Where a trust settlor is an affiliate of the issuer, securities acquired from the settlor by the trust, or acquired from the trust by the beneficiaries thereof, shall be deemed to have been acquired when such securities were acquired by the settlor;

vii.
Estates. Where a deceased person was an affiliate of the issuer, securities held by the estate of such person or acquired from such estate by the estate beneficiaries shall be deemed to have been acquired when they were acquired by the deceased person, except that no holding period is required if the estate is not an affiliate of the issuer or if the securities are sold by a beneficiary of the estate who is not such an affiliate.

Note to Rule 144(d)(3)(vii). While there is no holding period or amount limitation for estates and estate beneficiaries which are not affiliates of the issuer, paragraphs (c) and (h) of this section apply to securities sold by such persons in reliance upon this section.

viii.
Rule 145(a) transactions. The holding period for securities acquired in a transaction specified in Rule 230.145(a) shall be deemed to commence on the date the securities were acquired by the purchaser in such transaction, except as otherwise provided in paragraphs (d)(3)(ii) and (ix) of this section.

ix.
Holding company formations. Securities acquired from the issuer in a transaction effected solely for the purpose of forming a holding company shall be deemed to have been acquired at the same time as the securities of the predecessor issuer exchanged in the holding company formation where:

A.
The newly formed holding company's securities were issued solely in exchange for the securities of the predecessor company as part of a reorganization of the predecessor company into a holding company structure;

B.
Holders received securities of the same class evidencing the same proportional interest in the holding company as they held in the predecessor, and the rights and interests of the holders of such securities are substantially the same as those they possessed as holders of the predecessor company's securities; and

C.
 Immediately following the transaction, the holding company has no significant assets other than securities of the predecessor company and its existing subsidiaries and has substantially the same assets and liabilities on a consolidated basis as the predecessor company had before the transaction.

x.
Cashless exercise of options and warrants. If the securities sold were acquired from the issuer solely upon cashless exercise of options or warrants issued by the issuer, the newly acquired securities shall be deemed to have been acquired at the same time as the exercised options or warrants, even if the options or warrants exercised originally did not provide for cashless exercise by their terms.

Note 1 to Rule 230.144(d)(3)(x). If the options or warrants originally did not provide for cashless exercise by their terms and the holder provided consideration, other than solely securities of the same issuer, in connection with the amendment of the options or warrants to permit cashless exercise, then the newly acquired securities shall be deemed to have been acquired at the same time as such amendment to the options or warrants so long as the exercise itself was cashless.

Note 2 to Rule 230.144(d)(3)(x). If the options or warrants are not purchased for cash or property and do not create any investment risk to the holder, as in the case of employee stock options, the newly acquired securities shall be deemed to have been acquired at the time the options or warrants are exercised, so long as the full purchase price or other consideration for the newly acquired securities has been paid or given by the person acquiring the securities from the issuer or from an affiliate of the issuer at the time of exercise.

e. Limitation on amount of securities sold. Except as hereinafter provided, the amount of securities sold for the account of an affiliate of the issuer in reliance upon this section shall be determined as follows:

1.
If any securities are sold for the account of an affiliate of the issuer, regardless of whether those securities are restricted, the amount of securities sold, together with all sales of securities of the same class sold for the account of such person within the preceding three months, shall not exceed the greatest of:

i.	One percent of the shares or other units of the class outstanding as shown by the most recent report or statement published by the issuer, or

ii.
The average weekly reported volume of trading in such securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the filing of notice required by paragraph (h), or if no such notice is required the date of receipt of the order to execute the transaction by the broker or the date of execution of the transaction directly with a market maker, or

iii.
The average weekly volume of trading in such securities reported pursuant to an effective transaction reporting plan or an effective national market system plan as those terms are defined in Rule 242.600 of this chapter during the four-week period specified in paragraph (e)(1)(ii) of this section.

2.
Sales by persons other than affiliates.If the securities sold are debt securities, then the amount of debt securities sold for the account of an affiliate of the issuer, regardless of whether those securities are restricted, shall not exceed the greater of the limitation set forth in paragraph (e)(1) of this section or, together with all sales of securities of the same tranche (or class when the securities are non-participatory preferred stock) sold for the account of such person within the preceding three months, ten percent of the principal amount of the tranche (or class when the securities are non-participatory preferred stock) attributable to the securities sold.

3.	Determination of Amount. For the purpose of determining the amount of securities specified in paragraphs (e)(1) and (2) of this rule, the following provisions shall apply:

i.
Where both convertible securities and securities of the class into which they are convertible are sold, the amount of convertible securities sold shall be deemed to be the amount of securities of the class into which they are convertible for the purpose of determining the aggregate amount of securities of both classes sold;

ii.
The amount of securities sold for the account of a pledgee thereof, or for the account of a purchaser of the pledged securities, during any period of three months within one year after a default in the obligation secured by the pledge, and the amount of securities sold during the same three-month period for the account of the pledgor shall not exceed, in the aggregate, the amount specified in paragraph (e)(1) or (2) of this section, whichever is applicable.

Note to Rule 230.144(e)(3)(ii). Sales by a pledgee of securities pledged by a borrower will not be aggregated under paragraph (e)(3)(ii) with sales of the securities of the same issuer by other pledgees of such borrower in the absence of concerted action by such pledgees.

iii.
The amount of securities sold for the account of a donee of those securities during any three-month period within six months (or within one year if the issuer of the securities is not, or has not been for a period of at least 90 days immediately before the sale, subject to the reporting requirements of section 13 or 15(d) of the Exchange Act) after the donation, and the amount of securities sold during the same three-month period for the account of the donor, shall not exceed, in the aggregate, the amount specified in paragraph (e)(1) or (2) of this section, whichever is applicable;

iv.
Where securities were acquired by a trust from the settlor of the trust, the amount of such securities sold for the account of the trust during any three-month period within six months (or within one year if the issuer of the securities is not, or has not been for a period of at least 90 days immediately before the sale, subject to the reporting requirements of section 13 or 15(d) of the Exchange Act) after the acquisition of the securities by the trust, and the amount of securities sold during the same three-month period for the account of the settlor, shall not exceed, in the aggregate, the amount specified in paragraph (e)(1) or (2) of this section, whichever is applicable;

v.
The amount of securities sold for the account of the estate of a deceased person, or for the account of a beneficiary of such estate, during any three-month period and the amount of securities sold during the same three-month period for the account of the deceased person prior to his death shall not exceed, in the aggregate, the amount specified in paragraph (e)(1) or (2) of this section, whichever is applicable: Provided, that no limitation on amount shall apply if the estate or beneficiary of the estate is not an affiliate of the issuer;

vi.
When two or more affiliates or other persons agree to act in concert for the purpose of selling securities of an issuer, all securities of the same class sold for the account of all such persons during any three-month period shall be aggregated for the purpose of determining the limitation on the amount of securities sold;

vii.	The following sales of securities need not be included in determining the amount of securities to be sold in reliance upon this section:

A.	Securities sold pursuant to an effective registration statement under the Act;

B.	Securities sold pursuant to an exemption provided by Regulation A (Rule 230.251 through Rule 230.263) under the Act;

C.	Securities sold in a transaction exempt pursuant to section 4 of the Act (15 U.S.C. 77d) and not involving any public offering; and

D.	Securities sold offshore pursuant to Regulation S (Rule 230.901 through Rule 230.905, and Preliminary Notes) under the Act.

f. Manner of sale.

1. The securities shall be sold in one of the following manners:

i.	Brokers' transactions within the meaning of section 4(4) of the Act;

ii.	Transactions directly with a market maker, as that term is defined in section 3(a)(38) of the Exchange Act; or

iii.	Riskless principal transactions where:

A.	The offsetting trades must be executed at the same price (exclusive of an explicitly disclosed markup or markdown, commission equivalent, or other fee);

B.	The transaction is permitted to be reported as riskless under the rules of a self-regulatory organization; and

C.	The requirements of paragraphs (g)(2)(applicable to any markup or markdown, commission equivalent, or other fee), (g)(3), and (g)(4) of this section are met.

Note to Rule 230.144(f)(1): For purposes of this paragraph, a riskless principal transaction means a principal transaction where, after having received from a customer an order to buy, a broker or dealer purchases the security as principal in the market to satisfy the order to buy or, after having received from a customer an order to sell, sells the security as principal to the market to satisfy the order to sell.

2. The person selling the securities shall not:

i. Solicit or arrange for the solicitation of orders to buy the securities in anticipation of or in connection with such transaction, or

ii. Make any payment in connection with the offer or sale of the securities to any person other than the broker or dealer who executes the order to sell the securities.

3. Paragraph (f) of this section shall not apply to:

i.	Securities sold for the account of the estate of a deceased person or for the account of a beneficiary of such estate provided the estate or estate beneficiary is not an affiliate of the issuer; or

ii.	Debt securities.

g. Brokers' Transactions. The term brokers' transactions in section 4(4) of the Act shall for the purposes of this rule be deemed to include transactions by a broker in which such broker:

1.	Does no more than execute the order or orders to sell the securities as agent for the person for whose account the securities are sold;

2.	Receives no more than the usual and customary broker's commission;

3. Neither solicits nor arranges for the solicitation of customers' orders to buy the securities in anticipation of or in connection with the transaction; Provided, that the foregoing shall not preclude:

i.	Inquiries by the broker of other brokers or dealers who have indicated an interest in the securities within the preceding 60 days;

ii.	Inquiries by the broker of his customers who have indicated an unsolicited bona fide interest in the securities within the preceding 10 business days;

iii.
The publication by the broker of bid and ask quotations for the security in an inter-dealer quotation system provided that such quotations are incident to the maintenance of a bona fide inter-dealer market for the security for the broker's own account and that the broker has published bona fide bid and ask quotations for the security in an inter-dealer quotation system on each of at least twelve days within the preceding thirty calendar days with no more than four business days in succession without such two-way quotations; or

iv.
The publication by the broker of bid and ask quotations for the security in an alternative trading system, as defined in Rule 242.300 of this chapter, provided that the broker has published bona fide bid and ask quotations for the security in the alternative trading system on each of the last twelve business days; and

Note to Rule 230.144(g)(3)(ii). The broker should obtain and retain in his files written evidence of indications of bona fide unsolicited interest by his customers in the securities at the time such indications are received.

4. After reasonable inquiry is not aware of circumstances indicating that the person for whose account the securities are sold is an underwriter with respect to the securities or that the transaction is a part of a distribution of securities of the issuer. Without limiting the foregoing, the broker shall be deemed to be aware of any facts or statements contained in the notice required by paragraph (h) of this section.

NOTES:

i.	The broker, for his own protection, should obtain and retain in his files a copy of the notice required by paragraph (h) of this section.

ii.	The reasonable inquiry required by paragraph (g)(3) of this section should include, but not necessarily be limited to, inquiry as to the following matters:

a.	The length of time the securities have been held by the person for whose account they are to be sold. If practicable, the inquiry should include physical inspection of the securities;

b.	The nature of the transaction in which the securities were acquired by such person;

c.	The amount of securities of the same class sold during the past 3 months by all persons whose sales are required to be taken into consideration pursuant to paragraph (e) of this section;

d.	Whether such person intends to sell additional securities of the same class through any other means;

e.	Whether such person has solicited or made any arrangement for the solicitation of buy orders in connection with the proposed sale of securities;

f.	Whether such person has made any payment to any other person in connection with the proposed sale of the securities; and

g.	The number of shares or other units of the class outstanding, or the relevant trading volume.

h. Notice of proposed sale.

1.
If the amount of securities to be sold in reliance upon this rule during any period of three months exceeds 5,000 shares or other units or has an aggregate sale price in excess of $ 50,000, three copies of a notice on Form 144 (Rule 239.144 of this chapter) shall be filed with the Commission. If such securities are admitted to trading on any national securities exchange, one copy of such notice also shall be transmitted to the principal exchange on which such securities are admitted.

2.
The Form 144 shall be signed by the person for whose account the securities are to be sold and shall be transmitted for filing concurrently with either the placing with a broker of an order to execute a sale of securities in reliance upon this rule or the execution directly with a market maker of such a sale. Neither the filing of such notice nor the failure of the Commission to comment on such notice shall be deemed to preclude the Commission from taking any action that it deems necessary or appropriate with respect to the sale of the securities referred to in such notice. The person filing the notice required by this paragraph shall have a bona fide intention to sell the securities referred to in the notice within a reasonable time after the filing of such notice.

i. Unavailability to securities of issuers with no or nominal operations and no or nominal non-cash assets.

1.	This section is not available for the resale of securities initially issued by an issuer defined below:

i. An issuer, other than a business combination related shell company, as defined in Rule 230.405, or an asset-backed issuer, as defined in Item 1101(b) of Regulation AB (Item 229.1101(b) of this chapter), that has:

A. No or nominal operations; and

B. Either:

1. No or nominal assets;

2. Assets consisting solely of cash and cash equivalents; or

3. Assets consisting of any amount of cash and cash equivalents and nominal other assets; or

ii. An issuer that has been at any time previously an issuer described in paragraph

2. Notwithstanding paragraph (i)(1), if the issuer of the securities previously had been an issuer described in paragraph (i)(1)(i) but has ceased to be an issuer described in paragraph (i)(1)(i); is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act; has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports (Rule 249.308 of this chapter); and has filed current "Form 10 information" with the Commission reflecting its status as an entity that is no longer an issuer described in paragraph (i)(1)(i), then those securities may be sold subject to the requirements of this section after one year has elapsed from the date that the issuer filed "Form 10 information" with the Commission.

3. The term "Form 10 information" means the information that is required by Form 10 or Form 20-F (Rule 249.210 or Rule 249.220f of this chapter), as applicable to the issuer of the securities, to register under the Exchange Act each class of securities being sold under this rule. The issuer may provide the Form 10 information in any filing of the issuer with the Commission. The Form 10 information is deemed filed when the initial filing is made with the Commission.

Regulatory History

37 FR 596, Jan. 14, 1972, as amended at 39 FR 6071, Feb. 19, 1974; 39 FR 8914, Mar. 7, 1974; 43 FR 43711, Sept. 27, 1978; 43 FR 54230, Nov. 21, 1978; 44 FR 15612, Mar. 14, 1979; 45 FR 12391, Feb. 28, 1980; 46 FR 12197, Feb. 12, 1981; 47 FR 11261, Mar. 16, 1982; 53 FR 12921, Apr. 20, 1988; 55 FR 17944, Apr. 30, 1990; 58 FR 67312, Dec. 21, 1993; 61 FR 21356, 21359, May 9, 1996; 62 FR 9242, 9244, Feb. 28, 1997; 63 FR 9632, 9642, Feb. 25, 1998; 64 FR 61382, 61400, Nov. 10, 1999; 69 FR 15594, 15617, Mar. 25, 2004; 70 FR 37496, 37617, June 29, 2005; 70 FR 45529, Aug. 8, 2005; 72 FR 71546, Dec. 17, 2007; 74 FR 6776, 6812, Feb. 10, 2009.